                                                                    EXHIBIT 23.3

                              ACCOUNTANTS' CONSENT

The Board of Directors
Formations in Health Care, Inc.

     We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                          /s/ KPMG Peat Marwick LLP


Atlanta, Georgia

December 20, 1996